SCHEDULE 14A INFORMATION
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                       the Securities Exchange Act of 1934

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                            Neose Technologies, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


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

                            Neose Technologies, Inc.

                                  [NEOSE LOGO]

                                 102 Witmer Road
                           Horsham, Pennsylvania 19044


To:       Our Stockholders

From:     Stephen Roth

Subject: Invitation to the Neose Technologies, Inc. 1999 Annual Meeting



         Please come to our Annual Meeting on June 15, 1999 to find out more about your company and the significant progress we are making. You will have the opportunity to ask questions and make comments. Enclosed with this Proxy Statement are your voting card and the 1998 Annual Report.

         You will notice that we have written our Proxy Statement in plain English. The Securities and Exchange Commission now encourages companies to use language that is easier to understand in all communications with stockholders. We hope you are pleased with this format, and find this Proxy Statement easy to read.

         We look forward to seeing you at the Annual Meeting.

Sincerely,


/s/ Stephen Roth
---------------------------
Stephen Roth
Chairman and Chief Executive Officer

                            Neose Technologies, Inc.


                                  [NEOSE LOGO]

                                 102 Witmer Road
                           Horsham, Pennsylvania 19044



Notice of Annual Meeting of Stockholders

Date:    Tuesday, June 15, 1999
Time:    1:00 p.m.
Place:   Neose Technologies, Inc.
         102 Witmer Road
         Horsham, PA 19044

         We will hold our Annual Meeting of Stockholders on June 15, 1999 at 1:00 p.m. at our offices. During the Annual Meeting, we will consider and take action on the following items:

1. To elect seven directors for a term of one year;

2. To amend our Amended and Restated 1995 Stock Option/Stock Issuance Plan to:

     o Increase the number of shares issuable under the stock option plan, and
     o Increase the number of shares issuable each year to non-employee directors under the Automatic Option Grant Program; and

3. To transact any other business properly brought before the Annual Meeting.

         If you are a stockholder as of April 19, 1999, you may vote at the meeting.

By order of the Board of Directors


/s/ Stephen Roth
----------------------
Stephen Roth
Chairman and Chief Executive Officer

                                 Proxy Statement

         This Proxy Statement and the accompanying proxy card are being mailed, beginning on or about April 30, 1999, to owners of shares of common stock of Neose Technologies, Inc. in connection with the solicitation of proxies by the Board of Directors for our 1999 Annual Meeting of Stockholders. This proxy procedure is necessary to permit all Neose Technologies, Inc. stockholders, many of whom are unable to attend the Annual Meeting, to vote. The Board of Directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the Annual Meeting.


                                    Contents


Questions and Answers........................................................2
Proposal 1 --Election of Directors...........................................5
Our Executive Officers.......................................................8
Report of the Compensation Committee.........................................9
Common Stock Performance Graph..............................................11
Section 16(a) Beneficial Ownership Reporting Compliance.....................11
Stock Ownership of our Directors, Executive Officers,
  and 5% Beneficial Owners..................................................12
Employment Agreements.......................................................13
Summary Compensation Table..................................................14
Option Grant Table..........................................................15
Option Exercise Table.......................................................15
Proposal 2 -- Amendment to our Amended and Restated 1995
  Stock Option/Stock Issuance Plan..........................................16
Requirements for Advance Notification of Nominations
  and Stockholder Proposals.................................................22
Independent Public Accountants..............................................24
Annual Report on Form 10-K..................................................24

                              Questions and Answers

Q.   What am I voting on?

A.   1. Election of seven directors for a one-year term.

     2. Amendments to the Amended and Restated 1995 Stock Option/Stock Issuance Plan to:

     o    Increase the number of shares issuable under the stock option plan;
          and
     o Increase the number of shares issuable each year to directors under the Automatic Option Grant Program.

     3. Any other business that properly comes before the meeting for a vote.

Q. Who is entitled to vote at the Annual Meeting, and how many votes do they have?

A. Common stockholders of record at the close of business on April 19, 1999 may vote at the Annual Meeting. Each share has one vote. There were 9,908,583 shares of common stock outstanding on April 19, 1999. From June 4, 1999 through June 15, 1999, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call A. Brian Davis, our Corporate Secretary, at (215) 441-5890 to arrange a visit, during regular business hours, to our offices.

Q.   How do I vote?

A. You must be present, or represented by proxy, at the Annual Meeting in order to vote your shares. Since many of our stockholders are unable to attend the Annual Meeting in person, we send proxy cards to all of our stockholders to enable them to be represented and vote at the Annual Meeting.

Q.   What is a proxy?

A. A proxy is a person you appoint to vote on your behalf. If you are unable to attend the Annual Meeting, we are seeking your appointment of proxies so that your shares of common stock may be voted. You must complete and return the enclosed proxy card to have your shares voted by proxy.

Q. By completing and returning this proxy card, who am I designating as my proxy?

A. You will be designating Stephen Roth, our Chairman and Chief Executive Officer, and Sherrill Neff, our President and Chief Financial Officer, as your proxies. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Q.   How will my proxy vote my shares?

A. Your proxy will vote according to the instructions on your proxy card. If you complete and return your proxy card but do not indicate your vote on business matters, your proxy will vote "FOR" Proposals 1 and 2. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Annual Meeting.

Q.   How do I vote using my proxy card?

A. If you do not attend the Annual Meeting and vote in person, you must vote by returning the enclosed proxy card to us. To vote by mail, simply mark, sign, and date the enclosed proxy card, and return it in the enclosed postage-paid envelope. If you hold your shares through a broker, bank, or other nominee, you will receive separate instructions from the nominee describing how to vote your shares. Alternatively, you may deliver your proxy card to us in person, by facsimile, or by a courier.

Q.   How do I revoke my proxy?

A. You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

     o Notifying our Corporate Secretary, A. Brian Davis, in writing at 102 Witmer Road, Horsham, PA 19044, that you are revoking your proxy;

     o    Executing a new proxy card; or

     o    Attending and voting by ballot at the Annual Meeting.

Q.   Is my vote confidential?

A. Yes, only certain employees will have access to your card. All comments remain confidential, unless you ask that your name be disclosed.

Q.   Who will count the votes?

A. An officer of Neose Technologies, Inc. will act as the inspector of election and will count the votes.

Q.   What constitutes a quorum?

A. As of April 19, 1999, there were 9,908,583 shares of common stock issued, outstanding, and entitled to vote at the Annual Meeting. A majority of the outstanding shares, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to represent your shares by proxy at the Annual Meeting, you will be considered part of the quorum. If a quorum is not represented at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q.   How will my vote be counted?

A. For Proposal 1, the election of directors, you may vote separately for, or withhold your vote separately for, each nominee. Votes that are withheld will not be included in the vote tally for Proposal 1, and will have no effect on the results of the vote.

     For Proposal 2, the amendments to the Amended and Restated 1995 Stock Option/Stock Issuance Plan:

     o You may abstain, and your abstention will have the same effect as a vote against Proposal 2; and

     o We believe that if you hold your shares through a broker in "street" name and you do not give instructions to your broker to vote your shares with respect to Proposal 2, your broker will vote your shares. If your broker fails to vote your shares in this instance, there will be no effect on the vote because broker non-votes are not considered present at the meeting.

Q.   What percentage of our common shares do the directors and officers own?

A. As of March 31, 1999, our directors and executive officers owned approximately 16% of our common shares. See the discussion under the heading "Stock Ownership of our Directors, Executive Officers, and 5% Beneficial Owners" for more details.

Q. Who is soliciting my proxy, how is it being solicited, and who pays the cost?

A. Neose Technologies, Inc., on behalf of the Board of Directors, through its directors, officers, and employees, is soliciting proxies primarily by mail. In addition, proxies may also be solicited in person, by telephone, or facsimile. Morrow & Co., Inc., a proxy solicitation firm, will be assisting us for a fee of approximately $4,500, plus out-of-pocket expenses. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common shares.

Q.   When are stockholder proposals for the year 2000 Annual Meeting due?

A. Stockholder proposals to be presented at our year 2000 Annual Meeting must be submitted in writing by January 1, 2000 to A. Brian Davis, Corporate Secretary, at 102 Witmer Road, Horsham, PA 19044. You should submit any proposal by a method that permits you to prove the date of delivery to us. See the discussion under the heading "Requirements for Advance Notification of Nominations and Stockholder Proposals" for information regarding certain procedures with respect to stockholder proposals and nominations of directors.

                       Proposal 1 -- Election of Directors

         The Board of Directors has seven members. Each member is a nominee for re-election, and has agreed to serve a one-year term if elected. If any nominee is unable to stand for election, which circumstance we do not contemplate, the Board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

         If a quorum is present at the Annual Meeting, then a plurality of all votes cast at the meeting will be sufficient to elect a director. There is no cumulative voting in the election of directors.

         The Board of Directors recommends a vote "FOR" each of the nominees.

         Stephen A. Roth, 56, has served on our Board since 1989 and as Chairman and Chief Executive Officer since August 1994. Dr. Roth co-founded Neose, and from 1992 until August 1994, he served as Senior Vice President, Research and Development and Chief Scientific Officer. We engaged Dr. Roth as a consultant before he became an employee. Dr. Roth was on the faculty of the University of Pennsylvania from 1980 to 1994 and was Chairman of Biology from 1982 to 1987. Dr. Roth serves on the Editorial Board of Current Research in Developmental Biology, The Quarterly Review of Biology, and The Journal of Molecular Recognition. Dr. Roth received his A.B. in biology from The Johns Hopkins University and his Ph.D. in developmental biology from the Case Western Reserve University. He completed his post-doctorate training in carbohydrate chemistry at The Johns Hopkins University.

         P. Sherrill Neff, 47, has served as our President and Chief Financial Officer, and as a director of Neose since December 1994. From 1993 to December 1994, Mr. Neff was Senior Vice President, Corporate Development at U.S. Healthcare, Inc., a managed healthcare company. From 1984 to 1993, he worked at Alex. Brown & Sons Incorporated, an investment banking firm, where he held a variety of positions, most recently as Managing Director and Co-Head of the Financial Services Group. Mr. Neff received his B.A. in religion from Wesleyan University and his J.D. from the University of Michigan Law School. Mr. Neff is a director of JeffBanks, Inc., a publicly held bank holding company, Resource America, Inc., a publicly held specialty financial services company, and Prima Facie, Inc., a privately held technology company. In addition, he is president and a director of the Pennsylvania Biotechnology Association, an industry trade organization.

         William F. Hamilton, 60, has served on our Board since 1991. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967 and is the Landau Professor of Management and Technology and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science at the University of Pennsylvania. He serves as a director of the following publicly held companies: Centocor, Inc., a biopharmaceutical company; Digital Lightwave, Inc., a manufacturer of telecommunications test equipment; Hunt Manufacturing Co., a manufacturer of art and office supplies; and Marlton Technologies, Inc., a trade show supply company. Dr. Hamilton received his B.S. and his M.S. in chemical engineering and his M.B.A. from the University of Pennsylvania, and his Ph.D. in applied economics from the London School of Economics.

         Douglas J. MacMaster, Jr., 68, has served on our Board since May 1993. Mr. MacMaster served as Senior Vice President of Merck & Co., Inc. from 1988 to 1992, where he was responsible for worldwide chemical and pharmaceutical manufacturing, the Agvet Division, and the Specialty Chemicals Group. From 1985 to 1988, Mr. MacMaster was President of the Merck Sharp Dohme Division of Merck, with responsibility for their U.S. human healthcare business. He was an employee of Merck for 30 years. In addition to serving as a director of Stratton Mutual Funds, a family of mutual funds, Mr. MacMaster serves as a director of the following publicly held companies: American Precision Industries, Inc., a heat transfer and precision equipment manufacturing company; Flamel Technologies, S.A., a polymer chemistry and drug delivery company; Martek Biosciences Corp., a biological products manufacturing company; Oravax, Inc., a biopharmaceutical company; and U.S. Bioscience, Inc., a biotechnology company. Mr. MacMaster also is on the Board of Trustees of Thomas Jefferson University and Martha's Vineyard Hospital. He received his B.A. from St. Francis Xavier University and his J.D. from Boston College Law School.

         Lindsay A. Rosenwald, 44, has served on our Board since 1989, and served as our Chairman until August 1994. He is an investment banker, a venture capitalist, and a fund manager. Dr. Rosenwald has served as Chairman of Paramount Capital, Inc., an NASD member broker dealer, since 1992; Chairman of Paramount Capital Investments, LLC, a merchant and investment bank, since 1996; and Chairman of Paramount Capital Asset Management, Inc., which manages the investment of several funds specializing in the biotechnology sector, since 1994. He is also a director of the following publicly held biotechnology companies: BioCryst Pharmaceuticals, Inc.; Interneuron Pharmaceuticals, Inc.; Sparta Pharmaceuticals, Inc.; and VIMRx Pharmaceuticals, Inc. Dr. Rosenwald is also the President of the Rosenwald Foundation, a charitable foundation based in New York that assists outstanding scientists in their continued research and development in order to further the advancement of biotechnology. Dr. Rosenwald received his B.S. in finance from Pennsylvania State University and his M.D. from Temple University School of Medicine.

         Lowell E. Sears, 48, has served on our Board since September 1994. He has been a private investor involved in portfolio management and life sciences venture capital since April 1994. From 1988 until April 1994, Mr. Sears was Chief Financial Officer of Amgen Inc., a pharmaceutical company, and from 1992 until 1994, he also served as Senior Vice President responsible for the Asia-Pacific region. From 1986 until 1988, Mr. Sears was Treasurer and Director of Planning for Amgen Inc. From 1976 to 1986, he held senior financial and planning positions at Atlantic Richfield Co. Mr. Sears is a director of the following publicly held companies: CoCensys, Inc., a neuropharmaceuticals company, and Techne Corp., a biological products manufacturing company. In addition, he is a director of the following privately held companies: Dendreon Corporation, a cell processing company; Encore Pharmaceuticals, Inc., a cancer therapeutics company; and Integrated Biosystems, Inc., a process equipment manufacturer. Mr. Sears received his B.A. in economics from Claremont McKenna College and his M.B.A. from Stanford University.

         Jerry A. Weisbach, 65, has served on our Board since May 1993. From 1988 to July 1994, he served as Director of Technology Transfer and Adjunct Professor at The Rockefeller University. Dr. Weisbach served as Vice President of Warner-Lambert Company from 1981 to 1987 and President, Pharmaceutical Research Division from 1979 to 1987, where he was responsible for all pharmaceutical research and development activities. Prior to joining Warner-Lambert, Dr. Weisbach worked at SmithKline and French Laboratories from 1960 to 1979, where he was Vice President, Research from 1977 to 1979. Dr. Weisbach serves as a director of Inkine, a publicly held company. He is also a director of the following privately held companies: Encore; Exponential Biotherapies, Inc.; and Synthon Corporation. Dr. Weisbach received his B.S. in chemistry from Brooklyn College and his M.A. and his Ph.D. in chemistry from Harvard University.

What are the committees of our Board of Directors?

         The Board of Directors has an Audit Committee and a Compensation Committee.

          o The Audit Committee consists of Dr. Hamilton and Mr. Sears, each of whom is a non-employee director. The Audit Committee reviews with our auditors the plan and results of their audit and the adequacy of our systems of internal accounting controls and management information systems. In addition, the Audit Committee reviews the independence of the auditors and their fees for services rendered Neose.

          o The Compensation Committee consists of Dr. Hamilton, Mr. MacMaster, and Dr. Rosenwald, each of whom is a non-employee director. The Compensation Committee determines the compensation of the Chief Executive Officer and the President, and reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers. The Compensation Committee is primarily responsible for the administration of our Amended and Restated 1995 Stock Option/Stock Issuance Plan, under which option grants and stock issuances may be made to executive officers.

How are directors nominated?

         The Board of Directors has nominated each current director to stand for re-election. See the discussion under the heading "Requirements for Advance Notification of Nominations and Stockholder Proposals" for information about procedures for stockholder nomination of directors.

How many Board and Committee Meetings were held during 1998?

         During 1998, the Board of Directors held four meetings, the Audit Committee held two meetings, and the Compensation Committee held one meeting. Each director attended at least 75% of the meetings of the Board of Directors, and all of his appropriate committee meeting(s).

How are directors compensated?

         Employee directors receive no compensation beyond their normal salary for serving as a director. Non-employee directors receive:

          o A $14,000 annual retainer, which may be applied, in whole or in part, toward the acquisition of an option to purchase shares of our common stock;

          o Reimbursement for reasonable travel expenses incurred for their attendance at meetings of the Board of Directors;

          o    Consulting fees of $2,000 per day of additional service;

          o Upon initial election or appointment to the Board of Directors, an option to purchase 16,666 shares of common stock exercisable at the fair market value on the date of grant; and

          o Currently, upon re-election to the Board of Directors, an option to purchase 3,333 shares of common stock exercisable at the fair market value on the date of grant. The proposed amendment to the stock option plan would increase this automatic option grant to 10,000 shares. The proposed amendment to the stock option plan to increase the annual automatic option grant to 10,000 shares will not affect any other terms of the option. Each automatic grant will have a term of ten years, subject to earlier termination, following the director's cessation of service on the Board of Directors. Each automatic option will be immediately exercisable; however, any shares purchased upon exercise of the option will be subject to repurchase should the director's service as a non-employee director cease prior to vesting of the shares. The initial automatic option grant of 16,666 shares will vest in successive equal, annual installments over the director's initial four-year period of Board service. Each annual automatic option grant will vest upon the director's completion of one year of service on the Board of Directors, as measured from the grant date. Each outstanding option will vest immediately, however, upon certain changes in the ownership or control of Neose.


                             Our Executive Officers

         Our executive officers are:


Name                                                    Age     Position
----                                                    ---     --------
Stephen A. Roth, Ph.D....................................56     Chairman, Chief Executive Officer, and Director

Sherrill Neff............................................47     President, Chief Financial Officer, and Director

Edward J. McGuire, Ph.D..................................61     Vice President, Research and Development

David A. Zopf, M.D.......................................56     Vice President, Drug Development


Information about executive officers who are not directors

         Dr. McGuire has served as our Vice President, Research and Development since April 1990. He is responsible for leading the oligosaccharide synthesis team. Dr. McGuire was on the faculty of the University of Pennsylvania from 1985 to April 1990. From 1984 to 1985, Dr. McGuire served as a Senior Researcher at Genetic Engineering, Inc., a biotechnology company, and from 1972 to 1984 he was a Research Biochemist at the National Jewish Hospital. Dr. McGuire received his B.A. in biology from Blackburn College, his Ph.D. in biochemistry/chemistry from the University of Illinois Medical School, and held National Institutes of Health post-doctoral fellowships at the University of Michigan and The Johns Hopkins University.

         Dr. Zopf has served as our Vice President, Drug Development since April 1992. From August 1991 to March 1992, we engaged Dr. Zopf as a consultant on the biomedical applications of complex carbohydrates. From April 1988 to July 1991, Dr. Zopf served as Vice President and Chief Operating Officer of BioCarb, Inc., a biotechnology company and the U.S. subsidiary of BioCarb AB, where he managed the research and development programs of novel carbohydrate-based diagnostics and therapeutics. Dr. Zopf worked at the National Institutes of Health from 1971 to 1988, most recently as Chief, Section on Biochemical Pathology at the National Cancer Institute. Dr. Zopf currently serves on the editorial board of Archives of Biochemistry and Biophysics. Dr. Zopf received his A.B. in zoology from Washington University and his M.D. from Washington University School of Medicine.

         If we incorporate by reference this proxy statement into any subsequent filing with the Securities and Exchange Commission, the following Report of the Compensation Committee and the Common Stock Performance Graph on page 11 shall not be deemed incorporated by reference. The following Report of the Compensation Committee and the Common Stock Performance Graph on page 11 will be incorporated by reference into a subsequent filing with the Securities and Exchange Commission only if we specifically state our intent to incorporate these sections by reference.

                      Report of the Compensation Committee


What is our compensation philosophy?

         Our philosophy is to provide competitive compensation levels and, where appropriate, align compensation of senior management with the long-term interests of our stockholders. We determine the compensation of the senior management team by evaluating our corporate performance, as well as each executive officer's own level of performance.

What is the structure of our executive compensation?

         The elements of our executive compensation programs are:

          o    Base salary;
          o    Annual cash bonuses; and
          o    Annual long-term stock-based incentives.

         We have structured our compensation plan to provide incentives for senior management performance that promotes continuing improvements in our corporate performance and stock price over both the short- and long-term.

How do we determine base salaries?

         We determine base salaries by each individual's experience and personal performance, and by comparisons to similar positions within the biotechnology industry. Base salaries are reviewed annually based on the criteria mentioned above. The 1998 base salaries for our executive officers were approximately 5.9% higher than their 1997 base salaries.

How do we determine annual bonuses?

         We base the amount of the award to each executive officer on a combination of our overall performance and the individual's performance. The Compensation Committee approved bonuses in 1998 to our executive officers totaling $188,740, which was approximately $39,600, or 17%, lower than bonuses approved by the Compensation Committee to our executive officers in 1997. The Compensation Committee considered our corporate performance and each individual's contributions to our success in determining the bonus amounts.

How is compensation used to ensure senior management is focused on long-term results?

         We use stock options to provide long-term incentives to our executive officers. The Compensation Committee approves all grants of stock options to executive officers. These stock option grants are designed to align the interests of each executive officer with those of our other stockholders. Each option is exercisable over a ten-year period at the market price on the date of grant. Each option becomes exercisable in installments over a four-year vesting period. The option will provide a benefit to the executive officer only if he or she remains employed by Neose during the vesting period, and then only if the market price of our common stock increases. During 1998, the Compensation Committee approved grants of options to executive officers to purchase 150,000 shares of common stock, which were 60,000, or 28%, fewer option shares than were granted by the Compensation Committee to executive officers during 1997. We based the number of shares granted to each executive officer on a combination of our overall performance and the individual's performance, as well as the size of option grants made to executive officers of comparable biotechnology companies.

How do we determine the compensation of our Chief Executive Officer?

         Dr. Roth was our Chief Executive Officer during 1998. His compensation is determined by establishing a base salary competitive with those paid by other biotechnology companies and making a significant percentage of his total compensation package contingent upon corporate and individual performance. The Compensation Committee set Dr. Roth's base salary at $253,600 for 1998. His 1998 bonus of $63,400 was based on the Compensation Committee's assessment of Dr. Roth's individual performance and his contribution to our corporate performance. The Compensation Committee granted Dr. Roth stock options in 1998 to purchase 60,000 shares of common stock. The grant was designed to provide Dr. Roth with a continuing incentive to remain with Neose and contribute to our corporate success.

What is the impact of Internal Revenue Code Section 162(m)?

         Under Section 162(m) of the Internal Revenue Code, we will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per executive officer in any one year. Compensation that qualifies as performance-based compensation is not taken into account for purposes of the limitation. The definition of performance-based compensation includes compensation deemed paid in connection with the exercise of certain stock options. The exercised stock options must have an exercise price equal to the fair market value of the option shares on the grant date to qualify as performance-based compensation. Our Amended and Restated 1995 Stock Option/Stock Issuance Plan is intended to assure that the exercise of such stock options will qualify as performance-based compensation.

         Because it is unlikely that the cash compensation payable to any of our executive officers will soon approach the $1 million limit, the Compensation Committee has decided not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.


                                  THE COMPENSATION COMMITTEE

                                  Dr. Hamilton
                                  Mr. MacMaster
                                  Dr. Rosenwald

                         Common Stock Performance Graph

         The following graph assumes $100 was invested on February 16, 1996, the date of our initial public offering, in our common stock. The graph compares the cumulative return, which includes the reinvestment of dividends, of this investment with an equivalent investment on that date in the Nasdaq Stock Market
- U.S. Index (the "Nasdaq Composite") or the Nasdaq Stock Market Biotech Index (the "Nasdaq Biotech Index").



[GRAPH]

In the printed version of this document there appears a line graph with the following plot points depicted:


                 NTEC         Nasdaq Composite      Nasdaq Biotech Index
02/16/96         100            100                  100
12/31/96         144            118.3660254           93.11414011
12/31/97         122            143.9750284           93.04967152
12/31/98         112.5          201.0351092          134.2512433






             Section 16(a) Beneficial Ownership Reporting Compliance

         The rules of the Securities and Exchange Commission require us to disclose late filings of reports of stock ownership (and changes in stock ownership) by our directors, executive officers, and greater-than-ten-percent stockholders. Our directors, executive officers, and greater-than-ten-percent stockholders are required by those rules to give us copies of the reports of stock ownership (and changes in stock ownership) they file with the Securities and Exchange Commission. Based solely on our review of the copies of the reports we received, we believe that, during the year ended December 31, 1998, our directors, executive officers, and greater-than-ten-percent stockholders met all of their filing requirements.

              Stock Ownership of our Directors, Executive Officers,
                            and 5% Beneficial Owners

         The following table shows information, as of March 31, 1999, about the beneficial ownership (as defined under the regulations of the Securities and Exchange Commission) of our common stock by:

          o    Each director (all of whom are nominees for re-election);
          o    Each executive officer shown in our Summary Compensation Table;
          o    All directors and executive officers as a group; and
          o Each person we know to be the beneficial owner of at least five percent of our common stock.

         Unless we have indicated otherwise, each person named in the table below has sole voting power and investment power for the shares listed opposite such person's name.


                                                                        Number of Shares
                                                                         of Common Stock          Percent of
                                                                          Beneficially              Shares
Name                                                                          Owned               Outstanding
----                                                                    -----------------         -----------
Lindsay A. Rosenwald, M.D.(1)(2)
       c/o Paramount Capital, Inc.
       787 7th Avenue
       New York, NY 10019........................................            713,938                  7.2%

The TCW Group, Inc.(3)
       865 South Figueroa Street
       Los Angeles, CA 90017.....................................            680,345                  6.9%

Stephen A. Roth, Ph.D.(1)(4).....................................            354,642                  3.5%
P. Sherrill Neff(1)(5)...........................................            246,137                  2.5%
Edward J. McGuire, Ph.D.(1)......................................            128,261                  1.3%
William F. Hamilton, Ph.D.(1)....................................             70,149                   *
Douglas J. MacMaster, Jr.(1).....................................             48,900                   *
Lowell E. Sears(1)(6)............................................             45,644                   *
David A. Zopf, M.D.(1)...........................................             45,501                   *
Jerry A. Weisbach, Ph.D.(1)......................................             35,150                   *
All current directors and executive officers as a group
     (9 persons)(1)..............................................          1,688,322                 16.0%


------------

  *  Less than one percent.

(1) Includes the following shares of common stock issuable under stock options that are exercisable within 60 days of March 31, 1999: Rosenwald - 5,247 shares; Roth - 143,333 shares; Neff - 235,000 shares; McGuire - 56,750 shares; Hamilton - 48,065 shares; MacMaster - 33,066 shares; Sears - 27,720 shares; Zopf - 45,501 shares; Weisbach - 33,066 shares; and all directors and executive officers as a group - 627,748 shares.

(2)  Includes (i) 75,624 shares of common stock owned by Dr. Rosenwald's wife;
     (ii) 30,250 shares of common stock held by Dr. Rosenwald's wife as custodian for Dr. Rosenwald's children; (iii) 71,600 shares of common stock held by The Aries Master Fund; (iv) 30,300 shares of common stock held by The Aries Domestic Fund, L.P.; and (v) 32,000 shares of common stock held by The Rosenwald Foundation, Inc. Paramount Capital Asset Management, Inc., of which Dr. Rosenwald is the sole shareholder, serves as the investment manager to The

     Aries Master Fund and also is the General Partner of The Aries Domestic Fund. Dr. Rosenwald disclaims beneficial ownership of the shares held by The Aries Master Fund and The Aries Domestic Fund, except to the extent of his pecuniary interest in the funds. Dr. Rosenwald may be deemed to have voting and investment control with respect to the shares held by The Aries Master Fund and The Aries Domestic Fund. In addition, Dr. Rosenwald disclaims beneficial ownership of the shares held by The Rosenwald Foundation. Dr. Rosenwald may be deemed to share voting and investment power with respect to the shares held by The Rosenwald Foundation.

(3) As reflected in Schedule 13G, dated February 12, 1999, filed with the Securities and Exchange Commission. According to TCW Group, Inc. ("TCW"), it is a parent holding company which holds such shares indirectly through the following subsidiaries: (i) Trust Company of the West, a California corporation and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, (ii) TCW Asset Management Company, a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and (iii) TCW Funds Management, Inc., a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. According to TCW, it has sole voting and investment power with respect to such shares; however, Robert Day, an individual, may be deemed to control TCW and may be deemed to control the following entities: (i) Oakmont Corporation, a California corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940, and (ii) Cypress International Partners Limited, a British Virgin Islands corporation and an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. Mr. Day's address is 200 Park Avenue, Suite 2200, New York, New York 10166.

(4) Includes 100,000 shares of common stock owned by Dr. Roth's wife and 15,758 shares of common stock owned by Dr. Roth's daughter. Dr. Roth disclaims beneficial ownership of the shares held by his wife and daughter.

(5) Includes 1,000 shares of common stock owned by Mr. Neff's wife. Mr. Neff disclaims beneficial ownership of the shares held by his wife.

(6) Includes 17,924 shares of common stock owned by the Sears Family Living Trust, of which Mr. Sears is trustee.

                              Employment Agreements

         In December 1994, we entered into an employment agreement for an initial period of three years (with automatic one-year extensions) with P. Sherrill Neff, our President and Chief Financial Officer. Under this agreement, which included our standard non-competition and confidentiality agreement:

          o Mr. Neff is to receive a minimum base salary of $225,000 per year, and a performance incentive bonus of up to 50% of base salary at the discretion of the Compensation Committee;

          o The Board of Directors granted Mr. Neff options to purchase 100,000 shares of common stock, of which 20,000 shares vested immediately with the remainder vesting ratably over four years, at an exercise price of $5.70 per share; and

          o We are required to continue to pay Mr. Neff for the shorter of 12 months after termination or the amount of time remaining in his employment term if Mr. Neff is:

               o Involuntarily terminated without cause (as defined in the agreement); or
               o Terminated voluntarily or involuntarily following certain changes of control of Neose or a sale of all or substantially all of our assets in a complete liquidation or dissolution.

         In April 1992, we entered into a one-year employment agreement, extendable in one-year increments, with David A. Zopf, our Vice President, Drug Development. The agreement has been extended through March 31, 2000. The agreement currently provides for an annual base salary of $173,368 and a bonus of up to 25% of base salary at the discretion of the Chief Executive Officer. In connection with the original agreement, the Board of Directors granted Dr. Zopf options, which are now fully vested, to purchase 26,666 shares of common stock at the fair market value on the date of grant. The agreement contains certain restrictive covenants, including provisions relating to non-competition, non-solicitation, and the non-disclosure of proprietary information during his employment with Neose and for specified periods thereafter.

                           Summary Compensation Table


         The following table provides information about all compensation earned in 1998, 1997, and 1996 by our Chief Executive Officer and other three executive officers.

                                                                                    Long-term
                                                                                   Compensation
                                                                                   ------------
                                                          Annual Compensation         Shares
                                                          -------------------       Underlying            All Other
Name and Principal Position                  Year         Salary        Bonus       Options (#)        Compensation(1)
---------------------------                  ----         ------        -----       -----------        ---------------
Stephen A. Roth......................        1998        $253,600      $63,400         60,000             $ 5,482(2)
    Chief Executive Officer                  1997         241,500       72,450         90,000               5,182(2)
                                             1996         230,000       52,500         90,000               5,172(2)

P. Sherrill Neff.....................        1998         248,000       62,000         60,000               5,482(3)
    President and Chief Financial            1997         236,250       70,875         90,000               5,182(3)
    Officer                                  1996         225,000       52,500         90,000               5,235(3)

Edward J. McGuire....................        1998         150,000       30,000         15,000               4,235(4)
    Vice President, Research and             1997         136,080       45,000         15,000               3,890(4)
         Development                         1996         129,600       40,000         15,000               3,855(4)

David A. Zopf........................        1998         166,700       33,340         15,000               4,635(5)
    Vice President, Drug Development         1997         158,760       40,000         15,000               4,434(5)
                                             1996         151,200       40,000         15,000               4,372(5)

------------

(1)  Includes $432, $432, and $552 in 1998, 1997, and 1996, respectively, in premiums paid by us for group term life insurance.

(2) Includes $5,000, $4,750, and $4,620 of matching contributions in 1998, 1997, and 1996, respectively, to the executive officer's account in our 401(k) plan.

(3) Includes $5,000, $4,750, and $4,683 of matching contributions in 1998, 1997, and 1996, respectively, to the executive officer's account in our 401(k) plan.

(4) Includes $3,803, $3,458, and $3,303 of matching contributions in 1998, 1997, and 1996, respectively, to the executive officer's account in our 401(k) Plan.

(5) Includes $4,203, $4,002, and $3,820 of matching contributions in 1998, 1997, and 1996, respectively to the executive officer's account in our 401(k) Plan.

                               Option Grant Table

         The following table provides information about grants of stock options made during 1998 to each of the executive officers shown in our Summary Compensation Table.


                                             Individual Grants
                         --------------------------------------------------------------     Potential Realizable Value
                          Number of                                                         at Assumed Annual Rates of
                            Shares          Percentage of                                  Stock Price Appreciation for
                          Underlying        Total Options                                         Option Term (3)
                           Options           Granted to        Exercise     Expiration     ----------------------------
Name                     Granted (1)          Employees        Price (2)      Date             5%                10%
----                     -----------          ---------        ---------    ----------      --------          ---------
Stephen A. Roth....         60,000              21.9%            $13.50       12/02/08      $509,405          $1,290,931
P. Sherrill Neff...         60,000              21.9              13.50       12/02/08       509,405           1,290,931
Edward J. McGuire..         15,000               5.5              13.50       12/02/08       127,351             322,733
David A. Zopf......         15,000               5.5              13.50       12/02/08       127,351             322,733

-------------------

(1) The exercise price of each option is equal to the fair market value of our common stock on the date of grant. Each option has a term of ten years from the date of grant and vests ratably over a four-year period, beginning on the first anniversary of the date of grant.

(2) The exercise price may be paid in cash, in shares of Neose common stock valued at fair market value on the exercise date, or through a cashless exercise procedure involving a same-day sale of the purchased shares. We may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income or employment tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Compensation Committee, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability.

(3) Potential realizable value is based on the assumption that the price per share of common stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates of appreciation (compounded annually) over the term of the option are provided in accordance with the regulations of the Securities and Exchange Commission and do not represent our estimate of stock price appreciation.


                              Option Exercise Table

         The following table provides information about the exercise of stock options during 1998 and the value of stock options unexercised at the end of 1998 for the executive officers shown in our Summary Compensation Table. The value of unexercised stock options is calculated by multiplying the number of option shares by the differences between the option exercise price and the year-end stock price.


                                                               Number of Shares
                              Number of                     Underlying Unexercised           Values of Unexercised
                               Shares                              Options                    In-The-Money Options
                             Acquired On       Value     ----------------------------    ----------------------------
     Name                     Exercise        Realized   Exercisable    Unexercisable    Exercisable    Unexercisable
     ----                    -----------      --------   -----------    -------------    -----------    -------------
Stephen A. Roth.....           3,234          $44,176       143,333       195,000          $208,077        $68,006
P. Sherrill Neff....            --              --          235,000       195,000           939,019         68,006
Edward J. McGuire...            --              --           56,750        36,250           499,884         26,016
David A. Zopf.......            --              --           46,615        35,416           401,749         21,794

            Proposal 2 -- Amendment to our Amended and Restated 1995
                        Stock Option/Stock Issuance Plan

Proposed Amendment

         At the Annual Meeting, a proposal will be presented to the stockholders to approve and adopt the following changes to our Amended and Restated 1995 Stock Option/Stock Issuance Plan:

          o Increase the number of shares of common stock issuable under the stock option plan from 1,775,722 to 2,270,722; and

          o Increase the number of shares of common stock underlying options that are automatically issuable each year under the stock option plan to each non-employee director, who has at least six months of Board service, from an automatic option grant for 3,333 shares to an automatic option grant for 10,000 shares.

         In April 1999, the Board adopted the above changes to the stock option plan, subject to approval by our stockholders. We believe that our ability to grant options under the stock option plan is a valuable and necessary compensation tool that aligns the long-term financial interests of employees and directors with the financial interests of our stockholders. In addition, we believe that the stock option plan helps us to attract, retain, and motivate stock option plan participants, and encourages these participants to devote their best efforts to our business and financial success. An increase in the number of shares available for issuance under the stock option plan is necessary to meet the above objectives. The Board of Directors believes that approval of Proposal 2 is in the best interests of Neose and its stockholders.

         The material features of the stock option plan are described below. Approval of the proposal to amend the Amended and Restated 1995 Stock Option/Stock Issuance Plan requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting.

         The Board of Directors recommends a vote "FOR" the proposal to amend the stock option plan.

Description of the stock option plan

         We adopted the stock option plan in 1995, and most recently amended and restated the stock option plan on June 19, 1997. The stock option plan, which designates our Compensation Committee as the plan administrator, incorporates our two predecessor stock option plans, the 1991 Stock Option Plan and the 1992 Stock Option Plan. The stock option plan is divided into four separate components:

          o The Discretionary Option Grant Program, under which employees, non-employee directors (other than the members of the Compensation Committee), and consultants may be granted options to purchase shares of common stock;

          o The Stock Issuance Program, under which employees, non-employee directors (other than the members of the Compensation Committee), and consultants may be issued shares of common stock either through the purchase of shares or as a bonus tied to the performance of services;

          o The Automatic Option Grant Program, under which option grants will automatically be made annually to eligible non-employee directors to purchase shares of common stock; and

          o The Director Fee Option Grant Program, under which non-employee directors may elect to apply all, or part, of their annual retainer fees otherwise payable in cash to the acquisition of a special option grant.

         The stock option plan currently authorizes up to 1,775,722 shares of common stock for issuance. The proposed amendment to the stock option plan would increase the number of shares authorized for issuance under the stock option plan to 2,270,722. As of April 16, 1999, options to purchase 1,715,138 shares of common stock were outstanding under the stock option plan, and options to purchase 60,584 shares remained available for future grants. Shares of common stock issued or currently issuable under the stock option plan are covered by registration statements on Form S-8, which were filed with the Securities and Exchange Commission on February 15, 1996 and September 10, 1997.

     Eligibility

         All employees, non-employee directors, and consultants are eligible to receive grants under the stock option plan. Non-employee directors are eligible to receive grants pursuant to the Automatic Option Grant Program and the Director Fee Option Grant Program, and non-employee directors who do not serve on the Compensation Committee are eligible to participate in the Discretionary Option Grant Program and the Stock Issuance Program. As of April 16, 1999, there were approximately 56 employees and 5 non-employee directors eligible to participate in the stock option plan. No person may be granted, in any given year, more than 50% of the total number of shares for which stock options, stock appreciation rights, and direct stock issuances may be granted over the term of the stock option plan.

     Discretionary Option Grant Program

         Under the Discretionary Option Grant Program, the Compensation Committee has complete discretion to determine:

          o Which eligible individuals are to receive option grants or stock appreciation rights;

          o    The time or times when option grants are to be made;

          o The number of shares subject to, and the vesting schedule for, each option grant;

          o The designation of each stock option as either an incentive or a non-qualified stock option;

          o The maximum term for which each option grant is to remain outstanding, which term, for an incentive stock option, may not exceed ten years, and for a stock option granted to a person who owns more than 10% of the voting power of Neose may not exceed five years; and

          o The option exercise price, which for a non-qualified stock option may not be less than 85% of the fair market value of the stock on the date of grant. The exercise price of an incentive stock option must have an exercise price of at least 100% of the fair market value on the date of grant, provided that the recipient of the option grant does not own more than 10% of the voting power of Neose. If the recipient of an incentive stock option owns more than 10% of the voting power of Neose, the exercise price must be at least 110% of the fair market value on the date of grant. The Internal Revenue Code allows an optionee to receive incentive stock options only to the extent that the aggregate amount of incentive stock options exercisable for the first time by an optionee during any calendar year does not exceed $100,000. Any stock option that is granted to an optionee who fails to meet the criteria for an incentive stock option must be granted as a non-qualified stock option.

         The fair market value of the common stock is the closing sale price per share on the grant date as such price is reported on the Nasdaq National Market. If there is no reported closing sale price on such date, the fair market value is the closing sale price on the last preceding date for which a quotation exists. The closing sale price per share of common stock on April 16, 1999 was $12.00.

         The Compensation Committee also has the authority to cancel outstanding options under the Discretionary Option Grant Program (including options incorporated from our two predecessor stock option plans) in return for the grant of new options for the same or different number of option shares, with an exercise price per share based upon the fair market value of the common stock on the new grant date.

         Stock appreciation rights may be issued under the Discretionary Option Grant Program. These stock appreciation rights will allow the holders to surrender their outstanding options for an appreciation distribution from Neose equal to the fair market value of the vested shares of common stock subject to the surrendered option less the aggregate exercise price payable for such shares. The appreciation distribution may be made in cash or in shares of common stock.

     Stock Issuance Program

         Under the Stock Issuance Program, the Compensation Committee has complete discretion to determine:

          o    Which eligible individuals are to receive stock issuances;

          o    The time or times when stock issuances are to be made; and

          o The number of shares subject to, and the vesting schedule for, each stock issuance.

         The Compensation Committee may issue shares of common stock for cash, a promissory note, or past services rendered. The consideration must be equal in value to at least 85% of the fair market value of the common stock issued. The issued shares may be fully and immediately vested, vest in one or more installments over a period of service, or vest upon the attainment of certain performance milestones determined by the Compensation Committee.

     Automatic Option Grant Program

         Under the Automatic Option Grant Program, each non-employee director, on the date first elected or appointed to the Board of Directors, will automatically be granted an option to purchase 16,666 shares of common stock, provided such individual has not been previously employed by us. In addition, each non-employee director with at least six months of Board service who continues to serve as a non-employee director following each annual meeting, currently, will automatically be granted an option to purchase 3,333 shares of common stock. The proposed amendment to the stock option plan would increase the number of shares underlying this annual automatic option grant to 10,000 shares.

         All grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of such programs. Accordingly, the Compensation Committee does not exercise any administrative discretion with respect to these automatic options. Each automatic option has a term of ten years, subject to earlier termination following the director's cessation of service on the Board. Each automatic option is immediately exercisable. Any shares purchased upon exercise of the option, however, are subject to repurchase if the director's service as a non-employee director ceases prior to vesting of the shares. The initial automatic option grant to purchase 16,666 shares will vest in successive equal, annual installments over the director's initial four-year period of Board service. Each additional automatic option grant vests upon the director's completion of one year of service on the Board of Directors, as measured from the grant date. In addition, each outstanding option will vest immediately upon certain changes in the ownership or control of Neose.

     Director Fee Option Grant Program

         Under the Director Fee Option Grant Program, each non-employee director may elect to apply all, or part, of his or her annual retainer fee otherwise payable in cash to the acquisition of a special option grant under the Director Fee Option Grant Program. Elections to acquire an option grant in lieu of annual retainer fees must be filed with us prior to the start of the calendar year of participation. If an election is filed, the option grant is automatically made on the first trading day in January, and has an exercise price per share equal to one-third of the fair market value of the common stock on the grant date. The number of option shares is determined by dividing the amount of the retainer fee applied to the program by two-thirds of the fair market value of common stock on the grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) is equal to the portion of the retainer fee subject to the director's election.

         All grants under the Director Fee Option Grant Program will be made in strict compliance with the provisions of such programs. Accordingly, the Compensation Committee does not exercise any administrative discretion with respect to these options. The option becomes exercisable in a series of twelve successive equal, monthly installments upon the director's completion of each month of Board service during the calendar year for which the option grant is made. The option remains exercisable for such shares until the earlier of the expiration of the ten-year option term or the end of the three-year period measured from the date of the director's cessation of Board service. In addition, upon certain changes in the ownership or control of Neose, each outstanding option will immediately vest in full.

     Corporate transactions

         If we are a party to certain corporate transactions (as defined in the stock option plan), including, certain mergers or asset sales, each outstanding option and unvested stock issuance will, under certain circumstances, automatically accelerate in full. Options and stock issuances that do not accelerate at the time of the acquisition will accelerate if the individual's service is terminated, whether involuntarily or through a resignation for good reason, within 18 months following the acquisition. The Compensation Committee may also accelerate options and unvested stock issuances upon a change in control (as defined in the stock option plan) of Neose or the termination of the individual's service, whether involuntarily or through a resignation for good reason, within a specified period following the change in control. Options currently outstanding under our predecessor stock option plans contain different acceleration provisions in connection with an acquisition of Neose. Options outstanding under the 1992 Stock Option Plan may, under certain circumstances, accelerate upon a change in control. Options outstanding under the 1991 Stock Option Plan do not contain any acceleration provisions in connection with such a change in control. The Compensation Committee has the discretion, however, to extend the acceleration provisions of the stock option plan to outstanding options under our predecessor stock option plans.

Amendment and termination of the stock option plan

         The Board has complete and exclusive power and authority to amend or modify the stock option plan in any, or all, respects. No amendment, however, may adversely affect the rights and obligations of options outstanding at the time under the stock option plan. In addition, no amendment may adversely affect the rights of any optionee with respect to common stock issued under the stock option plan prior to such action, unless the optionee consents to such action. In addition, the Board may not, without stockholder approval, amend the stock option plan to:

          o Increase the maximum number of shares issuable under the stock option plan, or the maximum amount of shares for which any one individual participating in the stock option plan may be granted stock options, stock appreciation rights, and direct stock issuances for any given year;

          o    Materially modify the eligibility requirements for participation;
               or

          o Otherwise materially increase the benefits accruing to participants.

         The stock option plan will terminate on the earlier of February 28, 2005 or the date on which all shares available for issuance under the stock option plan have been issued.

Federal income tax consequences of the stock option plan

         The following discussion summarizes the principal federal income tax consequences of the stock option plan based on the Internal Revenue Code and its regulations, and administrative and judicial interpretations. The summary does not address any foreign, state, or local tax consequences of participation in the stock option plan.

     Non-Qualified Stock Options

         There generally are no federal income tax consequences to an optionee or to Neose upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an optionee will recognize ordinary compensation income in an amount equal to the fair market value of the shares at the time of exercise less the exercise price of the non-qualified stock option. We generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock that were acquired by the exercise of a non-qualified stock option, an optionee will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the optionee's adjusted tax basis in the shares of common stock. The optionee's adjusted tax basis in the shares of common stock is equal to the exercise price plus the amount of ordinary income recognized by the optionee at the time of exercise of the non-qualified stock option. The tax rate for the capital gain will depend on the length of time the shares were held by the optionee and other factors.

     Incentive Stock Options

         A recipient of an incentive stock option will not recognize taxable income, for purposes of the regular income tax, upon either the grant or exercise of the incentive stock option. Under the regulations of the Internal Revenue Code governing the alternative minimum tax, however, the exercise of an incentive stock option generally increases the recipient's alternative minimum taxable income in the year in which an incentive stock option is exercised. The amount of the increase is equal to the fair market value of the shares of common stock acquired upon exercise less the stock option exercise price. Upon a qualifying disposition of shares acquired upon exercise of an incentive stock option, an optionee will recognize long-term capital gain or loss, and we will not be entitled to a corresponding federal income tax deduction. For these purposes, a qualifying disposition is defined as a disposition of shares at least two years after the incentive stock option was granted and at least one year after exercise of the incentive stock option. As a general rule, if an optionee disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, the gain recognized on such a disposition will be taxed to the optionee as ordinary income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of ordinary income is the difference between the fair market value of the shares on the date of exercise and the option exercise price. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the optionee held the shares prior to the disposition.

     Stock Appreciation Rights

         An optionee will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the optionee will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of common stock received upon such exercise, and we generally will be entitled to a corresponding federal income tax deduction. When an optionee sells shares acquired upon the exercise of a stock appreciation right, the optionee will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized at the time of exercise of the stock appreciation right.

     Stock Issuances

         A recipient generally will recognize taxable income upon the grant of a stock issuance if:

          o    The shares are not subject to a substantial risk of forfeiture;
               and

          o There are no restrictions on the transferability of the shares at the time of grant.

         A recipient of a grant of restricted stock (a stock issuance not meeting either of the above criteria) normally will not recognize taxable income upon the grant, and we will not be entitled to a corresponding federal income tax deduction. When the shares either are transferable or are no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of the ordinary compensation income will be equal to the difference between the fair market value of the common stock at that time and any amount paid for the shares. A recipient may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded, and we generally will be entitled to a corresponding federal income tax deduction. The amount of ordinary compensation income will be equal to the difference between the fair market value of the common stock at that time and any amount paid for the shares.

     Payment of Withholding Taxes

         Our obligation to deliver shares of common stock upon the exercise of any stock option or upon the issuance of any shares is subject to the satisfaction of all applicable income and employment tax withholding requirements. In some circumstances, we permit an optionee to remit directly to the appropriate taxing authority the amount of the optionee's withholding tax obligations.

Plan benefits

         Option grants to our current directors and executive officers to purchase the following number of shares of common stock have been made under the stock option plan (including our two predecessor stock option plans) from adoption of the 1991 Stock Option Plan through April 16, 1999: Stephen A.
Roth--

341,567; P. Sherrill Neff--430,000; Edward J. McGuire--95,000; David A. Zopf--84,998; current executive officers as a group--951,565; current non-employee directors as a group--168,002; and all other employees and consultants as a group--1,157,534.

         The benefits and amounts that may be received in the future by persons eligible to participate in the stock option plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors under the Automatic Option Grant Program.

              Requirements for Advance Notification of Nominations
                            and Stockholder Proposals

     Advance Notice Requirements for the year 2000 Annual Meeting

         Under Section 11 of Article II of our By-Laws, you may nominate a person for election as a director or propose business to be considered at the year 2000 Annual Meeting if you:

          o Are a holder of record at the time of giving the notice described below;

          o    Are entitled to vote at the Annual Meeting; and

          o Deliver a written notice of intent to make a nomination or proposal to A. Brian Davis, our Corporate Secretary, at our offices. You must deliver the written notice of intent, which must contain the relevant information described below, between December 2, 1999 and January 1, 2000. If the date of the year 2000 Annual Meeting is earlier than March 31, 2000 or later than June 29, 2000, however, your written notice of intent must be delivered by:

               o No earlier than the close of business on the 90th day before the year 2000 Annual Meeting; and
               o No later than the close of business on the later of the 60th day before the year 2000 Annual Meeting, or the 10th day after our first public announcement of the year 2000 Annual Meeting date.

         If the Board of Directors decides to propose, for the year 2000 Annual Meeting, an increase in the number of directors, the advance notice requirements will differ from those described above if we fail to make a timely public announcement of the proposal. Our public announcement must be made as described below, and must either name all of the nominees for director or specify the new size of the Board of Directors. To be considered timely, our first public announcement of such a proposal must be made:

          o By 70 days before the year 2000 Annual Meeting, if the date of the year 2000 Annual Meeting is earlier than March 31, 2000 or later than June 29, 2000; or

          o By April 6, 2000, if the date of the year 2000 Annual Meeting is between March 31, 2000 and June 29, 2000.

         If we fail to meet the applicable deadline for making a timely public announcement, and you would like to nominate individuals for the new position(s) created by the increase, you must deliver your written notice of intent by no later than the close of business on the 10th day after our first public announcement. Your written notice of intent, which must be delivered to A. Brian Davis, our Corporate Secretary, may nominate individuals only for new position(s) created by the increase, and must contain the relevant information described below.

     Advance Notice Requirements for a Special Meeting of Stockholders

         If the Board of Directors calls for a special meeting of stockholders, you may, under Section 11 of Article II of our By-Laws, nominate a person for election as a director at the special meeting if:

          o The Board of Directors has determined that directors shall be elected at the special meeting;

          o You are a holder of record at the time of giving the notice described below;

          o    You are entitled to vote at the special meeting; and

          o You deliver a written notice of intent, which must contain the relevant information described below, to make a nomination to A. Brian Davis, our Corporate Secretary, at our offices. The written notice of intent must be delivered by:

               o No earlier than the close of business on the 90th day before the special meeting; and
               o No later than the close of business on the later of the 60th day before the special meeting or the 10th day after our first public announcement of both the date of the special meeting and the nominees proposed by the Board of Directors to be elected at the special meeting.

     Requirements for a Written Notice of Intent

         Your written notice of intent to make a nomination or proposal must contain, as relevant:

          o As to each person you propose to nominate for election or re-election as a director, all information relating to each nominee that either is:

               o Required to be disclosed in solicitations of proxies for election of directors in an election contest; or
               o Otherwise required by Regulation 14A under the Securities Exchange Act of 1934.

               Your written notice of intent also must include the nominee's written consent to be named in the proxy statement as a nominee and to serve as a director if elected.

          o    As to any other business you propose to bring before the meeting:

               o    A brief description of the business;
               o    The reasons for conducting the business at the meeting; and
               o Your material interest in the business, or the material interest in the business of the beneficial owner, if any, on whose behalf the proposal is made.

          o Your name, address, and the number of each class of our shares you own beneficially and of record. If you are delivering the written notice of intent on behalf of a beneficial owner of our shares, the written notice of intent also must contain the beneficial owner's name, address, and the number of each class of our shares held beneficially and of record.

     Requirements for a Public Announcement

         For purposes of the procedures described above, our By-Laws define a public announcement as disclosure in a:

          o Press release reported by the Dow Jones News Service, Associated Press, or comparable news service; or

          o Document publicly filed by us with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934.

     Other Requirements

         You also must comply with all applicable requirements of the Securities Exchange Act of 1934 for nominations of directors and proposals of business to be conducted at stockholder meetings. If you have not complied with the procedures described above, the chairman of a meeting may refuse to acknowledge your nomination or proposal. These procedures will not be deemed to affect any of your rights under Rule 14a-8 under the Securities Exchange Act of 1934 to request inclusion of proposals in our proxy statements.

                         Independent Public Accountants

         Arthur Andersen LLP has served as our independent public accountants and auditors since 1994. We have selected Arthur Andersen LLP to serve as our auditor for 1999. We expect a representative of Arthur Andersen LLP to be present at the Annual Meeting. The representative will have an opportunity to make a statement, if he or she desires, and be available to answer questions.

                           Annual Report on Form 10-K

         You may request a copy of our Annual Report on Form 10-K for the year ended December 31, 1998, by writing to A. Brian Davis, our Corporate Secretary, at info@neose.com or 102 Witmer Road, Horsham, Pennsylvania, 19044.

                            NEOSE TECHNOLOGIES, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                   (Amended and Restated as of June 15, 1999)


                                   ARTICLE ONE

                                     GENERAL

I. PURPOSE OF THE PLAN

     A. This 1995 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Neose Technologies, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to obtain an equity interest, or otherwise increase their equity interest, in the Corporation. This Plan shall serve as the successor equity incentive program to the Corporation's 1992 Stock Option Plan and 1991 Stock Option Plan.

     B. The Discretionary Option Grant and Stock Issuance Programs of the Plan became effective immediately upon the adoption of the Plan by the Corporation's Board of Directors. Such date is hereby designated the "Plan Effective Date." The Automatic Option Grant Program became effective upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock. The execution date of such Underwriting Agreement is hereby designated as the Automatic Option Program Effective Date. The Director Fee Option Grant Program became effective on March 16, 1996.

II. DEFINITIONS

     A. For the purposes of this Plan, the following definitions shall be in effect:

     Board: the Corporation's Board of Directors.

     Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

     -- the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholders which the Board does not recommend such shareholders to accept, or

     -- a change in the composition of the Board over a period of thirty-six
(36) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (a) have been Board members continuously since the beginning of such period or (b) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (a) who were still in office at the time such election or nomination was approved by the Board.

     Code: the Internal Revenue Code of 1986, as amended.

     Committee: the committee of two (2) or more Board members appointed by the Board to administer and interpret the Plan. The Committee members shall be "outside directors" as defined under Code Section 162(m) and related Treasury Regulations and may be "non-employee" Board members as defined under Rule 16b-3 of the 1934 Act. However, notwithstanding anything in the Plan to the contrary, the Board must ratify or approve any grants made under the Discretionary Option Grant Program or Stock Issuance Program to any Board members or officers of the Corporation. References in the Plan to the Committee shall be deemed to include the Board, with respect to ratification or approval of grants made to Board members and officers of the Corporation. In addition, the Board may appoint a "Non-Section 16(b) Committee" solely for the purpose of making grants under the Discretionary Option Grant Program to individuals who are not covered by Section 16 of the 1934 Act. Such Committee shall have no powers other than the power to make grants to such individuals. Any reference to "Committee" herein shall also encompass the Non-Section 16(b) Committee where appropriate.

     Common Stock: shares of the Corporation's common stock.

     Corporate Transaction: either of the following shareholder-approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     Employee: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     Exercise Date: the date on which the Corporation shall have written notice of the option exercise.

     Fair Market Value: the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

          -- If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          -- If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

          -- If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

          -- the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's shareholder's which the Board does not recommend such shareholders to accept, and

     -- the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

     Incentive Option: a stock option which satisfies the requirements of Code
Section 422.

     Involuntary Termination: the termination of the Service of any Optionee or Participant which occurs by reason of:

          -- such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     Misconduct: the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, any failure to perform specific lawful direction of the Corporation's Board or officers of the Corporation, any refusal or neglect to perform such individual's duties, any conviction of, or entering of a plea of nolo contendre to, a crime which constitutes a felony or any other Misconduct by such individual adversely affecting the business or affairs of the Corporation. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation or any parent or subsidiary may consider as grounds for the dismissal or discharge of any Optionee, Participant or other individual in the Service of the Corporation.

     1934 Act: the Securities Exchange Act of 1934, as amended.

     Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

     Optionee: a person to whom an option is granted under the Discretionary Option Grant Program, the Automatic Option Grant Program or the Director Fee Option Grant Program.

     Participant: a person who is issued Common Stock under the Stock Issuance Program.

     Permanent Disability: the inability of an individual to engage in any substantial gainful activity, by reason of any medically determinable physical or mental impairment which is expected to result in death or which has lasted or can be expected to last for a period of not less than twelve (12) months.

     Plan Administrator: either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

     Predecessor Plans: the Corporation's 1992 Stock Option Plan and 1991 Stock Option Plan.

     Service: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

     Section 12(g) Registration Date: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act became effective.

     Take-Over Price: the greater of (a) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the canceled option is an Incentive Option, then the Take-Over Price shall not exceed the clause (a) price per share.

     10% Shareholder: the owner of stock (as determined under Code Section 424(d)) possessing ten (10%) percent or more of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

     B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes or stock in one of the other corporations in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III. STRUCTURE OF THE PLAN

     A. The Plan shall be divided into four separate components: the Discretionary Option Grant Program specified in Article Two, the Stock Issuance Program specified in Article Three, the Automatic Option Grant Program specified in Article Four and the Director Fee Option Grant Program specified in Article Five. Under the Discretionary Option Grant Program, eligible individuals may at the discretion of the Plan Administrator be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two at a price not less than eighty-five percent (85%) of the Fair Market Value of such shares on the grant date. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of the shares (at Fair Market Value or at discounts of up to 15%) or as a bonus tied to the individual's performance of services or the Corporation's attainment of prescribed milestones. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Automatic Option Grant Program Effective Date and each individual who first joins the Board as a non-employee director at any time after such Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Four, with the first such grants to be made on such Effective Date. Under the Director Fee Option Grant Program, each non-employee Board member may elect to apply all or a portion of his or her annual retainer fee otherwise payable in cash to a special below market option grant.

     B. Unless the context clearly indicates otherwise, the provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all individuals under the Plan.

IV. ADMINISTRATION OF THE PLAN

     A. The Discretionary Option Grant and Stock Issuance Programs shall be administered solely and exclusively by the Committee, subject to such conditions and limitations as the Board may decide, to the extent permissible under applicable securities and tax laws requirements.

     B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

     C. The Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding option grants or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program or any outstanding option grant or share issuance thereunder.

     D. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the express terms and conditions of those programs, and the Plan Administrator shall exercise no discretionary functions with respect to option grants made pursuant to those programs.

V. OPTION GRANTS AND STOCK ISSUANCES

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following

          (i) officers and other employees of the Corporation (or any parent or subsidiary corporation);

          (ii) non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporation; and

          (iii) consultants who provide valuable services to the Corporation (or any parent or subsidiary corporation); provided such services are not in connection with the offer or sale of securities in a capital-raising transaction.

     B. The Plan Administrator shall have full authority to determine, (i) with respect to the option grants made under the Discretionary Option Grant Program, which eligible individuals are to receive option grants, the time or times when such grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the Participant for such shares.

VI. STOCK SUBJECT TO THE PLAN

     A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,270,722* shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. Such authorized share reserve is comprised of
(i) the number of shares which remained for issuance, as of the Plan Effective Date, under the Predecessor Plans as last approved by the Corporation's shareholders, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plans as last approved by the shareholders, plus (ii) an additional increase of 333,333* shares authorized by the Board on the Plan Effective Date, (iii) an additional increase of 600,000* shares authorized by the Board on December 6, 1995, (iv) an additional increase of 500,000 shares authorized by the Board on March 19, 1997, and (v) an additional increase of 495,000 shares authorized by the Board on April 16, 1999.

--------------
* Reflects the 1-for-3 stock split that was effected immediately prior to the consummation of the initial public offering of the Common Stock.

As one or more outstanding options under the Plan are exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

     B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year exceed fifty percent (50%) of the total number of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted over the term of the Plan.

     C. Should one or more outstanding options under this Plan (including options incorporated from the Predecessor Plans) expire or terminate for any reason prior to exercise in full (including any option canceled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the
Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

     D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum amount and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year under the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program,
(iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.


                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I. TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

A. Exercise Price.


     1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

          (i) The exercise price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          (ii) The exercise price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

          (iii) If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date.

     2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Six, be payable in one or more of the forms specified below:

          (i) cash or check made payable to the Corporation,

          (ii) in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

          (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     3. Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Term and Exercise of Options. Each option granted under this Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date.

     1. During the lifetime of the Optionee, the option, together with any related stock appreciation right, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, except for a transfer of the option by will or by the laws of descent and distribution following the Optionee's death or, with respect to options other than Incentive Options, if permitted in any specific case by the Plan Administrator, pursuant to a domestic relations order (as defined under the Code or Treasury Regulations).

     2. Notwithstanding the foregoing, the Plan Administrator may provide that an Optionee may transfer Non-Statutory Options to family members or other persons or entities according to such terms as the Plan Administrator may determine; provided that the Optionee receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

     C. Termination of Service.

     1. Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options held by the Optionee at the time of cessation of Service or death:

          (i) Should the Optionee cease to remain in Service for any reason other than death, Permanent Disability or Misconduct, then the period during which each outstanding option held by such Optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

          (ii) Should the Optionee's Service terminate by reason of Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be limited to the twelve
     (12)-month period following the date of such cessation of Service.

          (iii) Should the Optionee die while holding one or more outstanding options, then the period during which each such option is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's death. During such limited period, the option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

          (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

          (v) Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

          (vi) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any option shares for which the option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding,

          - to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subsection C.1 of this Section I of Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided that in no event shall such option be exercisable after the specified expiration date of the option term; and/or

          - to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

     D. Shareholder Rights. An Optionee shall have no shareholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.



     E. Unvested Shares. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the agreement evidencing such repurchase right. All outstanding repurchase rights under the Plan shall terminate automatically upon the occurrence of any Corporate Transaction, except to the extent the repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction.

II. INCENTIVE OPTIONS

     Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this
Section II, all the provisions of Articles One, Two and Six of the Plan shall be applicable to all Incentive Options granted hereunder. Any Options specifically designated as Non-Statutory shall not be subject to the terms and conditions of this Section II.

     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

     B. 10% Shareholder. If any individual to whom an Incentive Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, (iii) such option is to be replaced by another incentive program which the Plan Administrator determines is reasonably equivalent in value to the program contemplated by either clause (i) or (ii) above, or (iv) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. However, upon an Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within eighteen (18) months after a Corporate Transaction in which his or her outstanding options are assumed or replaced pursuant to clause (i),
(ii) or (iii) above, each such option under clause (i) shall automatically accelerate and become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares, the cash incentive program under clause (ii) shall become fully vested and the benefits under a clause (iii) replacement program shall become fully vested. The option as so accelerated shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of a ninety (90)-day period measured from the date of such Involuntary Termination. The determination of option comparability under clause (i) or program comparability under clause (iii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Immediately following the consummation of a Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

     C. Each outstanding option under this Article Two that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder in consummation of such Corporate Transaction had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

     D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the termination of one or more of the Corporation's outstanding repurchase rights under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the Optionee's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

     E. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term or the surrender of such option in accordance with Section V of this Article Two.

     F. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     G. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

IV. CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any, or all outstanding options under this Article Two (including outstanding options under the Predecessor Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) one hundred percent (100%) of the Fair Market Value on the new grant date in the case of a grant of an Incentive Option, (ii) one hundred ten percent (110%) of such Fair Market Value in the case of an Incentive Option grant to a 10% Shareholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

V. STOCK APPRECIATION RIGHTS

     A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

     B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

     D. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over at a time when the Corporation's outstanding Common Stock is registered under Section 12(g) of the 1934 Act, each such officer holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such vested shares. Such cash distribution shall be made within five (5) days following the option surrender date. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

     E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.


                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

I. TERMS AND CONDITIONS OF STOCK ISSUANCES

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Three.

     A. Consideration.

     1. Shares of Common Stock may be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

          (i) full payment in cash or check made payable to the Corporation's order;

          (ii) a promissory note payable to the Corporation's order in one or more installments; or

          (iii) past services rendered to the Corporation or any parent or subsidiary corporation.

     2. The shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

     B. Vesting Provisions.

     1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance (as a bonus for past services) or may vest in one or more installments over the Participant's period of Service or the Corporation's attainment of performance milestones. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

          (i) the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

          (ii) the number of installments in which the shares are to vest,

          (iii) the interval or intervals (if any) which are to lapse between installments, and

          (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

     2. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction, shall be issued subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

     3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then the Corporation shall have the right to require the Participant to surrender those shares immediately to the Corporation for cancellation, and the Participant shall cease to have any further shareholder rights with respect to the surrendered shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

     4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.


II. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. All of the Corporation's outstanding repurchase rights under this Article Three shall automatically terminate upon the occurrence of a Corporate Transaction, except to the extent the Corporation's outstanding repurchase rights are expressly assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction. However, any assigned repurchase rights covering the unvested shares held by a Participant under this Article Three shall immediately terminate should there occur an Involuntary Termination of that Participant's Service (other than for Misconduct) within eighteen (18) months after such Corporate Transaction.

     B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the shares are issued under this Article Three or at any time while those shares remain outstanding, to provide for the automatic termination of the Corporation's repurchase rights with respect to those shares should there occur a Change in Control. The Plan Administrator shall also have full power and authority to condition the termination of those repurchase rights upon the Participant's cessation of Service by reason of an Involuntary Termination (other than for Misconduct) within a specified period following such Change in Control.

III. SHARE ESCROW/TRANSFER RESTRICTIONS

     A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such (or the distributed securities or assets) vests.

     B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be canceled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Three, and neither the Participant nor the proposed transferee shall have any rights with respect to such canceled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the transferee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

I. ELIGIBILITY

     The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Four program shall be limited to (i) those individuals who are serving as non-employee Board members on the Automatic Option Grant Program Effective Date, (ii) those individuals who are first elected or appointed as non-employee Board members on or after such Effective Date, whether through appointment by the Board or election by the Corporation's shareholders, and (iii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Shareholders Meetings held after the Section 12(g) Registration Date. In no event, however, shall a non-employee Board member be eligible to receive an automatic option grant pursuant to clause (i) or (ii) above if such individual has at any time been in the prior employ of the Corporation (or any parent or subsidiary corporation), but such individual shall be eligible to receive one or more automatic option grants pursuant to clause (iii). Each non-employee Board member eligible to receive one or more automatic option grants pursuant to the foregoing criteria shall be designated an "Eligible Director" for purposes of the Plan.

II. TERMS AND CONDITIONS OF AUTOMATIC OPTION

     A. Grant Dates. Option grants shall be made under this Article Four on the dates specified below:

          1. Initial Grant. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Automatic Option Grant Program Effective Date shall automatically be granted, on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 16,666 shares of Common Stock upon terms and conditions of this Article Four.

          2. Annual Grant. On the date of each Annual Shareholders Meeting, beginning with the first Annual Meeting held after the Section 12(g) Registration Date, each individual who will continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 10,000 shares of Common Stock upon the terms and conditions of this Article Four, provided he or she has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting.

          3. No Limitation. There shall be no limit on the number of shares for which any one Eligible Director may be granted stock options under this Article Four over his or her period of Board service.

     B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Four shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock, on the automatic grant date.

     C. Payment. The exercise price shall be payable in one of the alternative forms specified below. To the extent the option is exercised for any unvested shares, the Optionee must execute and deliver to the Corporation a stock purchase agreement for those unvested shares which provides the Corporation with the right to repurchase, at the exercise price paid per share, any unvested shares held by the Optionee at the time of cessation of Board service and which precludes the sale, transfer or other disposition of the purchased shares at any time while those shares remain subject to the Corporation's repurchase right.

          (i) full payment in cash or check drawn to the Corporation's order;

          (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

          (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

          (iv) to the extent the option is exercised for vested shares, full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (a) a Corporation designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

     Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

     D. Option Term. Each automatic grant under this Article Four shall have a maximum term of ten (10) years measured from the automatic grant date.

     E. Exercisability/Vesting. Each automatic grant shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares in accordance with the applicable schedule below:

          Initial Grant. Each initial 16,666-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four successive and equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon Optionee's completion of one (1) year of Board service measured from the automatic grant date.

          Annual Grant. Each additional 10,000-share automatic grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

     Vesting of the option shares shall be subject to acceleration, as provided in Section II.G.3 and Section III of this Article Four. In no event shall any additional option shares vest after the Optionee's cessation of Board service, except as otherwise provided in Section II.G.3 of this Article Four.

     F. Non-Transferability.

     1. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to that option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, except for a transfer of the option by will or by the laws of descent and distribution following Optionee's death or, with respect to options other than Incentive Options, if permitted in any specific case by the Plan Administrator, pursuant to a domestic relations order (as defined under the Code or Treasury Regulations).

     2. Notwithstanding the foregoing, the Plan Administrator may provide that an Optionee may transfer Non-Statutory Options to family members or other persons or entities according to such terms as the Plan Administrator may determine; provided that the Optionee receives no consideration for the transfer of an option and the transferred option shall continue to be subject to the same terms and conditions as were applicable to the option immediately before the transfer.

     G. Effect of Termination of Board Service.

     1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Four, then such individual shall have a six
(6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the shares of Common Stock in which the Optionee is vested at the time of such cessation of Board service. However, each such option shall immediately terminate and cease to be outstanding at the time of such cessation of Board service, with respect to any shares in which the Optionee is not otherwise at that time vested under that option.

     2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised. for any or all of the shares of Common Stock in which the Optionee is vested at the time of his or her cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise such option shall lapse upon the expiration of a twelve (12)- month period measured from the date of the Optionee's death.

     3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then the shares of Common Stock at the time subject to each automatic option grant held by such Optionee under this Article Four which are vested may be purchased by the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) pursuant to the option for a twelve (12)- month period following the date of the Optionee's cessation of Board service.

     4. In no event shall any automatic grant under this Article Four remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares in which the Optionee was vested at the time of his or her cessation of Board service but for which such option was not subsequently exercised.

     H. Shareholder Rights. The holder of an automatic option grant under this Article Four shall have none of the rights of a shareholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

     I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form of Automatic Stock Option Agreement attached as Exhibit A to the Plan.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Four shall terminate and cease to be outstanding, except to the extent one or more of those grants are assumed by the acquiring entity or its parent corporation.

     B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option under this Article Four but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

     C. Should a Hostile Take-Over occur at any time following the Section 12(g) Registration Date, then the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Four for a period of at least six (6) months. The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not those shares are otherwise at the time fully vested) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

     D. The automatic option grants outstanding under this Article Four shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE FIVE

                        DIRECTOR FEE OPTION GRANT PROGRAM

I. OPTION GRANTS

     Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of July in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

II. OPTION TERMS

     Each option shall be a Non-Statutory Option governed by the terms and conditions specified below.

     A. Exercise Price.

          1. The exercise price per share shall be thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedures specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. Number of Option Shares: The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):


                     X = A divided by (B x 66-2/3%), where

                     X is the number of option shares,

                     A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                     B is the Fair Market Value per share of Common Stock on the option grant date.

     C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Board service in the calendar year for which the annual retainer fee which is the subject of his or her election under this Article Five would otherwise be payable. Each option shall have a maximum term of ten (10) years measured from the option grant date.

     D. Effect of Termination of Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Five, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Five at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Five shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

     Should the Optionee die while holding one or more options under this Article Five, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

     B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

     C. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REMAINING TERMS

     The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                   ARTICLE SIX

                                  MISCELLANEOUS

I. LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant and Automatic Option Grant Programs or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by:

          (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant, or

          (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased Common Stock in installments over a period of years.

     B. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such exercise price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

     C. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this Section I shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may in its discretion deem appropriate.

II. AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's shareholders, amend the Plan to
(i) increase the maximum number of shares issuable under the Plan or the maximum amount of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for any given year under the Plan, except for permissible adjustments under Article One, (ii) materially modify the eligibility requirements for Plan participation, or (iii) otherwise materially increase the benefits accruing to Plan participants.

     B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Discretionary Option Grant or the Stock Issuance Programs are held in escrow until shareholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

III. TAX WITHHOLDING

     A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of any stock options granted under Article Two or upon the issuance of any shares under Article Three shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Six and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Non-Statutory Options or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

          -- The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

          -- The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV. EFFECTIVE DATE AND TERM OF PLAN

     A. The Discretionary Option Grant and Stock Issuance Programs of this Plan became effective immediately upon adoption of the Plan by the Board on March 23, 1995 (the "Plan Effective Date"). The Plan was approved by the Corporation's shareholders on April 12, 1995. On December 9, 1995, the Board approved an increase of 600,000 shares (which number reflects the 1-for-3 reverse stock split that was effected immediately prior to the consummation of the initial public offering of the Common Stock) in the aggregate number of shares issuable under the Plan; such increase was approved by the Corporation's shareholders on December 19, 1995. The Automatic Option Grant Program of this Plan became effective on the Automatic Option Grant Program Effective Date. The Plan was amended by the Board on March 16, 1996 to implement the Director Fee Option Grant Program, which amendment was approved by the Corporation's shareholders at the 1996 Annual Stockholders Meeting. On March 19, 1997, the Board approved an increase of 500,000 shares in the aggregate number of shares issuable under the Plan, and on April 23, 1997, the Board approved a change in the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances, from a limitation of 250,000 shares over the term of the Plan, to an annual limitation not in excess of 50% of the total number of shares for which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted over the term of the Plan. Both of such amendments became effective on April 23, 1997, and were approved by the Corporation's shareholders at the 1997 Annual Stockholders Meeting. On April 16, 1999, the Board approved an increase of 495,000 shares in the aggregate number of shares issuable under the Plan and an increase in the number of shares issuable to Eligible Directors under the annual grant provisions of the Automatic Option Grant Program from 3,333 to 10,000 shares, subject to shareholder approval at the 1999 Annual Stockholders Meeting.

     B. Each stock option grant outstanding under the Predecessor Plans immediately prior to the Plan Effective Date shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder. However, the Plan Administrator shall have complete discretion to extend, under such circumstances as it may deem appropriate, one or more provisions of this Plan to any or all of the stock options which are incorporated into this Plan from the Predecessor Plans but which do not otherwise contain such provisions.

     C. No further option grants or stock issuances shall be made under the Predecessor Plans from and after the Plan Effective Date.

     D. The Plan shall terminate upon the earlier of (i) February 28, 2005 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or stock appreciation rights granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such option grants or share issuances.

V. NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VI. USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

VII. REGULATORY APPROVALS

     The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

VIII. CHANGE OF CONTROL/CORPORATE TRANSACTION

     Notwithstanding any other provision of the Plan to the contrary, in the event of a Corporate Transaction or a Change in Control, the Plan Administrator shall not have the right to take any actions described in the Plan, nor shall any provisions of the Plan be operative, if such actions or provisions would make the Corporate Transaction or Change in Control ineligible for pooling of interests accounting treatment or would make the Corporate Transaction or Change in Control ineligible for desired tax treatment if, in the absence of such actions or provisions, the Corporate Transaction or Change in Control would qualify for such treatment and the Corporation intends to use such treatment with respect to the Corporate Transaction or Change in Control.

IX. MISCELLANEOUS PROVISIONS

     A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

     B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the Commonwealth of Pennsylvania as such laws are applied to contracts entered into and performed in such Commonwealth.

     C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

8888

                            Neose Technologies, Inc.
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 15, 1999
       (This Proxy is solicited by the Board of Directors of the Company)


     The undersigned stockholder of Neose Technologies, Inc. hereby appoints Stephen A. Roth, Chairman and Chief Executive Officer, and P. Sherrill Neff, President and Chief Financial Officer, and each of them, with full power of substitution, proxies to vote the shares of stock that the undersigned could vote if personally present at the Annual Meeting of Stockholders of Neose Technologies, Inc. to be held at the Company's headquarters at 102 Witmer Road, Horsham, PA 19044, on June 15, 1999, at 1:00 P.M. (Eastern Daylight Time), or any adjournment thereof.

                  (Continued and to be signed on Reverse Side)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                            NEOSE TECHNOLOGIES, INC.

                                 June 15, 1999





                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A  |X| Please marke your
       votes as in this
       example.

1. ELECTION    FOR all nominees       WITHHOLD
   OF          at right(except as     AUTHORITY
   DIRECTORS   marked to the          to vote for all
               contrary below)        nominees at right
                  |_|                      |_|

INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list at right.

                                           NOMINEES: Stephen A. Roth
                                                     P. Sherrill Neff
                                                     William F. Hamilton
                                                     Douglas J. MacMaster, Jr.
                                                     Lindsay A. Rosenwald
                                                     Lowell E. Sears
                                                     Jerry A. Weisbach


                                                  FOR      AGAINST      ABSTAIN
                                                  |_|        |_|          |_|
2. PROPOSAL TO APPROVE AND ADOPT THE
   NEOSE TECHNOLOGIES, INC. AMENDED AND
   RESTATED 1995 STOCK OPTION/STOCK
   ISSUANCE PLAN (the "Amended Plan") to
   increase the nunber of shares authorized for issuance under the Amended Plan, and issuable annually to non-employee directors under the Automatic Option Grant Program of the Amended Plan.

3. IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE RELATED PROXY STATEMENT.


Signature______________________________________________    Dated:______________



_______________________________________________________    Dated:______________
            SIGNATURE: IF HELD JOINTLY

Note: Please date and sign exactly as your name appears on the envelope in which this material was mailed. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title, and if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer. If the stockholder is a partnership, please sign full partnership name by an authorized person.